INVESTMENT MANAGER'S REPORT

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio (V&G) on September 30,
2001 was $15.15.   In a challenging period for any fund manager, your fund
managed in the last 12 months to eke out a modest 7.8% return compared to losses for most funds. For the same period, the Russell 2000 (smaller stocks) was down 21.2%, and the S&P 500 (larger stocks) was down 26.7%.
Even though stocks have generally been poor investments over the last year, we are very optimistic for stocks in general and in particular about the stocks of smaller companies. We hope you will spend a few minutes reading our commentary "The Darkest Hour is Just Before Dawn" and perusing this year's annual report. We think the story is compelling.


Periods                V&G1         Russell          S&P
                                     20003           5003
                                Smaller Stocks  Larger Stocks
Last Quarter          (12.9)%       (20.8)%         (14.7)%
Last Six Months          8.9%        (9.5)%            5.9%
Last 12 Mos.             7.8%       (21.2)%         (26.7)%
CY Year to Date2         2.4%       (15.4)%         (20.4)%
CY 20002                17.7%        (3.0)%          (9.2)%
CY 19992              (22.1)%         21.3%           21.0%
CY 19982               (3.1)%        (2.5)%           28.6%
CY 19972                45.6%         22.4%           33.4%
CY 19962                26.3%         16.5%           23.0%
Since Inception          9.0%          6.5%           11.9%
 (See Graph on Page 5)
       Of course, you know the old caveat, "past performance may not be indicative of future results."

1 After the maximum sales charge of 4.5%, the returns for the last quarter, last 6 months, last 12 mos., CY Year-to-Date, CY 2000, CY 1999,
CY 1998, CY 1997, CY 1996 and since inception (11/06/95) would be: (18.6%),
 4.0%, 3.0%, (2.2)%, 12.4%, (25.6%), (7.4%), 39.0%, 20.6%,
and 8.1%, respectively. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2 Calendar years. Highest comparative returns for each period are shaded. 3 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively. Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.

INVESTMENT MANAGER'S REPORT

The darkest hour is just before dawn

Perhaps nowhere is the adage, "it's darkest just before dawn," truer than in the stock market. Historically, the best buying opportunities present themselves when the world looks the bleakest. Sir John Templeton, one of the most astute investors of the last 50 years, describes the turning point for markets as the maximum point of pessimism. Often, extreme pessimism results from an economic recession, an external shock, or both.
The greatest buying opportunities have historically coincided not just with economic concerns but with security and social concerns as well. Such periods occurred in 1968, 1973, 1980, 1987, and 1990. In each of these periods the market was working its way through an external shock that challenged
America's view of its own security and stability. In 1968, the assassinations of Robert F. Kennedy and Martin Luther King, Jr. led to widespread rioting.
The oil shocks and gas lines of 1973 provided a grim reminder of how vulnerable we were to a potentially hostile region. The hostage crisis and energy shocks of the late '70s and early '80s led to such alarming inflation that the Federal Reserve had to slam on the economic breaks to bring inflation under control. More recently, the savings and loan debacle combined with Desert Storm to create an environment of tremendous uncertainty. Yet, in each crisis was opportunity.
An investor who bought during times of crisis would have easily outperformed the market. Dating from the Iraq invasion of Kuwait through today, small stocks have nearly tripled, averaging annual returns of 9.4%. According to Ibbotson and Associates, after the Korean invasion in 1950 through the end of the decade, small stocks almost quintupled, averaging annual returns of 16.9%. From the end of 1941, immediately after the invasion of Pearl Harbor through the end of the 40s, small stocks appreciated nearly eight-fold, averaging annual returns of 28.8% for the period.

The Best Time to Buy Small Value is when a Recession is Declared

The markets are experiencing the eleventh "bear" market since World War
II. The S&P 500 is down 36.8% since its peak, while the NASDAQ has lost over 70%. If one measures stocks by the S&P 500, this is the second worst market in the last 60 years, exceeded only by losses incurred in the bear market of 1973. Should investors endure another two months of bad markets, it will become the longest bear market in 60 years. Is this reason to be negative? We don't think so. Just based on the duration of the market sell-off, one can

INVESTMENT MANAGER'S REPORT

reasonably assume that it is nearing completion.
And too, it has been years since so many sectors of the market have been as attractively valued.
Markets tend to cycle between positive and negative periods. Negative returns in the present tend to be a harbinger of positive returns in the future. Value Line, one of the most established market research firms, currently voices a similar sentiment: "The current buy signals are the highest they have been in more than three decades.. Value Line is projecting a 36% increase in the S&P 500 over the next six months"
[Barron's, Oct. 29, 2001]. One might wonder how the stock market can go up in the face of Wall Street's slashing of profit expectations for the next year. The idea that lower profits lead to lower stock prices seems reasonable, but is also wrong.

"Hugh Whelan of Aeltus Investment Management went back to examine the patterns of earnings-estimate revisions by analysts going back to 1977. The current slashing of profit expectations has been far more dramatic than in any prior recessionary period (the data for the 1973-74 bear market weren't available). Looking at how the market stood six months after analysts sharply lowered their sights, Whelan finds stocks were substantially higher, sometimes 30% higher-a half year hence" [Barron's, Oct. 29, 2001].
	Ironically, many of the best buying opportunities have occurred when recession became evident. Typically, stocks bottom around the midpoint of the recession, often coinciding with economists' recognition that a recession is underway, and turn up before the economy's upturn. Stocks have so consistently led the economy that they are a component of the National Bureau of Economic Research's index of leading economic indicators. The recession headlines have been out in force since September 11. Our best guess is that the economy will be recovering within six months. Where is the bottom for stocks? We may have already seen it.

From the declaration of recession through two years after
Years in which a recession was declared are emboldened
Style         1974    1975    1976    1981    1982    1983    1991    1992    1993    Annualized    Cumulative
Small Value  -18.1    54.5    55.6    17.9    37.9     40      51     25.6    18.2       28.9%         882%
Small Growth -28.1    36.4    48.8     2.1    30.3     30     54.1     9.7    14.4       19.1%         384%
S&P 500      -26.5    37.2    23.8    -4.8    21.6    22.6    30.5     7.7    10.1       11.8%         172%

INVESTMENT MANAGER'S REPORT

The preceding table examines investment style results during and immediately after recessions. Assuming, as most economists do, that we are now in recession, this data may be useful in predicting the returns of various investment styles for the next few years. Note that small stocks have a clear advantage over larger stocks, perhaps because as the economy recovers, these companies are generally more leveraged to the economic environment. Additionally, small value stocks seem to be the most direct beneficiary of an economic slowdown and the subsequent recovery, with an average annualized return that is nearly three times the return of the S&P 500 during these periods.

Rally 'Round the Flag

While the thought of profiting from the events and aftermath of September 11 seems repugnant, we would be remiss if we failed to recognize the current market conditions as an opportunity. Perhaps the only buy signal that is more reliable than recognition of a recession is a United States engagement in a significant military conflict. After an initial sharp sell-off, once the fog of war dissipates and the conflict appears winnable, the market has typically come back very quickly, leading to above average returns both during the conflict and in the years following:

Conflict          Period                     Annual   Total
                                             Return   Return
WWII		  Jan. 1942-   Dec. 1949      28.8%    657%
Korean War	  Jan. 1950-   Dec. 1959      16.9%    376%
Persian Gulf      Aug. 1990-   Aug. 2000       9.4%    185%

There are many theories surrounding this counterintuitive effect of an armed conflict. Some studies describe a "rally 'round the flag" sentiment that drives presidential approval and consumer confidence higher. More fundamental effects would include an increase in government spending and a decrease in interest rates. Both of these developments are occurring as a result of the attacks. In short, all of the short-term worries that concern investors today create long-term buying opportunities. We believe stocks, and value stocks in particular, are poised for another long run. We continue to buy good companies at great prices. The current long-term growth estimates for your portfolio averages 15% versus the S&P 500's 6%. The P/E ratio is only 10x versus the S&P 500's P/E of 24.1x. We see the current environment as the dawn of a new bull market.

Value & Growth Portfolio Comparison with Unmanaged Indices
November 6, 1995 - September 30, 2001

[GRAPHIC OMITTED]

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2001

Industry                Shares       Company                           Market Value       %
Auto Parts              20,000       Aftermarket Technology Corp.*$      296,000         1.10
                        48,000       American Axle & Manufacturing*      612,000         2.27
                                                                         908,000         3.37

Banks                    7,500       Chemical Financial Corp.            203,625         0.75
                         4,000       First Banks America Inc.*           122,600         0.45
                        10,000       Greenpoint Financial Corp.          351,000         1.30
                        10,000       Integra Bank Corp.                  230,000         0.85
                        14,000       Quaker City Bancorp Inc.*           419,860         1.56
                         7,000       R & G Financial Corp.   Class B     120,400         0.45
                                                                       1,447,485         5.36

Building Products        6,000       Ameron International Corp.          386,640         1.43
                        20,000       Premdor Inc.*                       143,600         0.53
                                                                         530,240         1.96

Casinos & Gaming        10,000       Aztar Corp.*                        130,800         0.48

Commercial Printing     10,000       Consolidated Graphics Inc.*         170,800         0.63

Construction &          10,000       EMCOR Group Inc.*                   319,000         1.18
Engineering

Consumer Finance        79,300       World Acceptance Corp.*             555,100         2.06

Diverse Financial       10,000       Brookfield Properties Corp.         182,500         0.68
Services

Electric Utilities       4,000       Green Mountain Power Corp.           66,000         0.24


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2001

Industry                Shares       Company                           Market Value       %
Food Distributors       20,000       United Natural Foods Inc.*          363,600         1.35

page

Gas Utilities            6,000       Enbridge Inc.*                   $  161,640         0.60
                         4,000       UGI Corp.                           108,400         0.40
                                                                         270,040         1.00

Health Care              8,000       Renal Care Group Inc.*              246,160         0.91
Dist./Svcs.

Health Care             21,000       Carriage Services Inc.   Class A*   138,600         0.52
Facilities              44,400       Stewart Enterprises Inc.   Class A* 257,520         0.95
                        25,000       Sunrise Assisted Living Inc.*       645,750         2.39
                                                                       1,041,870         3.86

Health Care             30,000       Caremark RX Inc.*                   500,400         1.86
Managed Care            10,000       Coventry Health Care Inc.*          236,000         0.87
                        11,000       MID Atlantic Medical Svcs. Inc.*    231,000         0.86
                         4,500       Rightchoice Managed Care Inc.*      225,225         0.83
                        40,600       U.S. Oncology Inc.*                 302,470         1.12
                                                                       1,495,095         5.54

Health Care              5,400       Arrow International Inc.            201,420         0.75
Supplies

Home Furnishings        32,000       Foamex International Inc.           196,800         0.73

Homebuilding             5,500       Crossman Communities Inc.           144,485         0.54
                        20,000       Hovanian Enterprises   Class A      230,600         0.85
                         7,000       M/I Schottenstein Homes, Inc.       236,600         0.88
                        15,000       Ryland Group Inc.                   715,350         2.65
                        48,700       Shuler Homes Inc.*                  591,705         2.19
                                                                       1,918,740         7.11


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2001

Industry                Shares       Company                           Market Value       %
Insurance - Health      40,000       Universal American Financial*       222,000         0.82

Leisure Products       160,700       Racing Champions Corp.*             742,434         2.75

Marine                  11,800       A.C.L.N. Limited*                   463,150         1.72

Oil & Gas -             25,300       Tetra Technologies Inc.*         $  440,726         1.63
Equip/Svc

Oil & Gas               16,000       Frontier Oil Corp.                  274,400         1.02
Expl/Prod

Personal Products       41,500       Natures Sunshine Products Inc.      475,175         1.76

Publishing &            13,000       Wiley (John) and Sons   Class A     271,440         1.01
Printing

REITS Eq.                6,000       Arden Realty Inc.                   153,420         0.57
Ind./Office             23,000       Bedford Property Investors          465,520         1.72
                         7,000       Boston Properties Inc.              266,910         0.99
                        10,000       First Industrial Realty Trust       300,000         1.11
                        15,000       CarrAmerica Realty Corp.            449,400         1.67
                         9,000       Mack-Cali Realty Corporation        279,000         1.03
                                                                       1,914,250         7.09


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2001

Industry                Shares       Company                           Market Value       %
REITS Eq. Retail        10,700       Chelsea Property Group Inc.         486,315         1.80
                        43,000       Federal Realty Investors Trust      946,000         3.50
                        17,600       General Growth Properties Inc.      611,952         2.27
                         7,700       Pan Pacific Retail Properties Inc.  202,895         0.75
                         8,000       Simon Property Group Inc.           215,280         0.80
                        10,000       The Macerich Co.                    221,000         0.82
                        12,000       Weingarten Realty Investors         583,200         2.16
                                                                       3,266,642        12.10

REITS Health Care       10,000       National Health Investors Inc.      134,500         0.50

REITS Mortgage          16,900       American Home Mortgage Holdings     294,905         1.09
Back                    10,000       Redwood Trust Inc.                  241,000         0.89
                                                                         535,905         1.98

Restaurants             17,000       Jack in the Box Inc.*               476,000         1.76

Retail - Apparel         5,000       Wet Seal Inc.   Class A*         $   92,050         0.34

Retail - Food            6,000       Weis Markets Inc.                   166,800         0.62

Retail   Home           17,000       Building Materials Holding Corp.*   238,680         0.88
Improvement

Services                30,000       Deluxe Corp.                      1,036,200         3.84
Div/Commercial          43,000       Pre-Paid Legal Services Inc.*       741,320         2.75
                        20,800       Wackenhut Corrections Corp.*        278,720         1.03
                                                                       2,056,240         7.62

Services                20,000       MCSI Inc.*                          322,200         1.19
Office/Supplies


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2001

Industry                Shares       Company                           Market Value       %
Specialty Stores        38,000       Circuit City Stores   Carmax*       427,500         1.58
                        32,300       Petsmart Inc.*                      227,392         0.84
                       102,800       Rent-way Incorporated*              539,700         2.00
                        64,000       Sonic Automotive Inc.*              870,400         3.23
                        68,900       The Sports Authority Inc.*          272,155         1.01
                         9,000       Tractor Supply Company*             170,910         0.63
                                                                       2,508,057         9.29




Total Equity
Investments      (cost $25,989,649)                                   24,644,299        91.29

Demand Notes         Par Value
                  $  2,341,000       Farmer Mac                     $  2,341,000         8.67
                                     (3.1000%  10-01-2001)

                       751,065       American Family Demand Note         751,065         2.78
                                     (2.3156%  10-01-2001)

                       142,368       Wisc. Corp Cent. Cr. Union D Note   142,368         0.53
                                     (2.3363%  10-01-2001)

                       293,670       Wisc. Elec. Power Co. D Note        293,670         1.09
                                     (2.3156% 10-01-2001)

Total Short-Term                     (Cost $3,528,103)                 3,528,103        13.07
Investments


Total Investments                    (Cost $29,517,752) (a)           28,172,402       104.36

Liabilities in Excess of Other Assets                                 (1,177,705)       (4.36)

Total Net Assets                                                     $26,994,697       100.00%

*Non-income producing security

(a) At September 30, 2001, the cost for income tax purposes was $29,849,591. Net unrealized depreciation was as follows:

              Gross unrealized appreciation                  $875,003
              Gross unrealized depreciation                (2,552,192)
              Net unrealized depreciation                 $(1,677,189)

Value & Growth Portfolio
STATEMENT OF ASSETS & LIABILITIES
September 30, 2001



ASSETS

     Investments at Market Value,
     (Identified Cost $25,989,649) (Note 1-A)             $24,644,299
     Short-Term Investments (Cost $3,528,103)               3,528,103
     Receivable for Fund Shares Sold                        1,304,700
     Interest Receivable                                        2,015
     Receivable for Investment Securities Sold                375,711
     Dividends Receivable                                      23,196
           Total Assets                                    29,878,024

LIABILITIES

     Payable for Investment Securities Purchased            2,806,942
     Payable for Fund Shares Purchased                         16,517
     Advisory Fee Payable (Note 2)                             24,600
     Administration Fees Payable (Note 2)                      13,077
     Distribution Fees Payable                                 14,133
     Accrued Expenses                                           8,058
           Total Liabilities                                2,883,327


NET ASSETS                                                $26,994,697

NAV AND REPURCHASE PRICE PER SHARE                             $15.15
(Applicable to 1,781,736 shares outstanding, $.0001 par value, 25 million shares authorized).

MAXIMUM OFFERING PRICE PER SHARE                               $15.86
   (100/95.5 of net asset value)

NET ASSETS

At September 30, 2001, net assets consisted of:
  Paid - In Capital                                       $43,447,291
  Accumulated Net Realized Loss on Investments            (15,107,244)
  Net Unrealized Depreciation on Investments               (1,345,350)
                                                          $26,994,697
See Notes to Financial Statements

Value & Growth Portfolio
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001



INVESTMENT INCOME
     Dividends                                               $210,763
     Interest                                                  46,465
     Other Income                                              77,659

TOTAL INVESTMENT INCOME                                       334,887

EXPENSES
     Administrative Fee (Note 2)                              126,758
     Management Fee (Note 2)                                  242,879
     12B-1 Fees (Note 2)                                       60,670
     Custody Fee                                               15,301
     Interest Expense (Note 4)                                  1,012

TOTAL EXPENSES                                                446,620

NET INVESTMENT LOSS                                          (111,733)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS

  Net Realized Gain from Security Transactions              3,984,708
  Change in Unrealized Appreciation                        (3,831,477)

NET GAIN ON INVESTMENTS                                       153,231

NET INCREASE IN NET ASSETS
    FROM OPERATIONS                                           $41,498

See Notes to Financial Statements

Value & Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS


                                              For the Year Ended
                                                 September 30,

                                               2001        2000
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net Investment Loss                      $ (111,733)   $(65,997)
 Net Realized Gain/(Loss) on Investments   3,984,708  (3,873,423)
 Change in Unrealized Appreciation on
Investments                               (3,831,477)  4,564,476
INCREASE IN NET ASSETS FROM
OPERATIONS                                    41,498     625,056
DISTRIBUTIONS TO SHAREHOLDERS                   -           -
CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold                              26,751,028   7,490,173
  Shares Redeemed                         (18,503,561)(20,513,295)
INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS                  8,247,467 (13,023,122)

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                      8,288,965 (12,398,066)
NET ASSETS
  Beginning of Year                        18,705,732  31,103,798
  End of Year                             $26,994,697 $18,705,732

(a) CAPITAL SHARE
TRANSACTIONS
  Shares Sold                               1,588,767    588,314
  Shares Redeemed                          (1,138,739)(1,677,423)
TOTAL INCREASE (DECREASE) IN
SHARES                                        450,028 (1,089,109)

See Notes to Financial Statements

Value & Growth Portfolio
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                           Year ended September 30,
PER SHARE                       2001      2000      1999      1998      1997
OPERATING
PERFORMANCE

NAV,
BEGINNING OF YEAR              $14.05    $12.85    $13.45    $17.66    $11.13


Net Investment Loss             (.06)     (.05)     (.20)     (.13)     (.03)
Net Realized and Unrealized
Gains/(Losses)                  1.16      1.25      (.40)    (3.20)     7.03
TOTAL FROM INVESTMENT
OPERATIONS                      1.10      1.20      (.60)    (3.33)     7.00

LESS DISTRIBUTIONS
Net Capital Gains                -         -          -       (.88)    (.47)

NAV, END OF YEAR               $15.15    $14.05    $12.85    $13.45    $17.66

TOTAL RETURN
FOR FISCAL YEAR                 7.8%       9.3%     (8.8)%   (19.7)%    64.9%

RATIOS
/SUPPLEMENTAL DATA
Net Assets
End of Year ($000)            $26,995    $18,706   $31,104   $52,461   $27,799

RATIOS TO
AVERAGE NET ASSETS
Expenses                        1.84%      1.93%    1.72%     1.72%     1.83%
Net Loss                       (0.46)%    (0.35)%  (0.93%)   (0.93%)   (0.86%)
Portfolio Turnover Rate       451.6%       284.3%  247.9%    223.6%    103.3%
Average Debt Per Share          $.01       $.05     $.06      $.12        -
Average Debt Outstanding
($000)                           $18        $82     $226      $345        -
Average Shares Outstanding
(000)                           1,561      1,530    3,723     2,815       -

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
September 30, 2001


1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "V&G") is a series of the Texas Capital Value Funds, Inc, the "Fund"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. 	Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Fund's policy to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.At September 30, 2001, the Fund had a capital loss carryforward available for federal income tax purposes of $14,775,406, available to offset future gains, if any, of which $7,622,111 expires in 2006 and $7,153,295 expires in 2008.
C. 	Securities Transactions, Investment Income and Other - Securities
transactions are recorded on the next business date after trade date.
Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
D. 	Distributions to Shareholders.  Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001


E. 	Accounting Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F. 	Reclassification of Capital Accounts.  The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and
Return of Capital Distributions by Investment Companies. For the year ended September 30, 2001, Value & Growth decreased paid-in capital by $111,733 due to Value & Growth experiencing net investment losses. Accumulated net realized loss in investments and net assets were not affected by this change.

2.    TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets. The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund. In addition, the Advisor is acting as the administrator to the Fund. For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of
 .70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million
 of each series.   The Advisor bears most of the operating expenses of the
Fund including legal, audit, printing, and insurance.

Transactions with Samuels-Chase
The Advisor owns an interest in Samuels-Chase, a registered broker-dealer. For the year ending September 30, 2001, V&G transacted $604,007 in commissions through Samuels-Chase. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere. The Board reviews affiliated transactions quarterly.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001



Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the year ending September 30, 2001, the amount paid to the Distributor was $60,670 for V&G.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

3.	PURCHASES AND SALES OF SECURITIES--For the year ending September
30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $113,366,639 and $107,126,367, respectively, for the Value & Growth Portfolio.

4.	LINE OF CREDIT-The Fund has a $9 million secured line of credit with Firstar Bank NA. Borrowings under this arrangement bear interest at the bank's prime rate. At September 30, 2001, the Fund had no borrowings outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 6.6% and the weighted average amount outstanding was $18,499.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS


To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the "Fund"), a series of shares of the Texas
 Capital Value Funds, Inc., including the portfolio of investments, as of September 30, 2001, and the related statement of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September
30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 2, 2001